UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2019

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 1-12672

Maryland	77-0404318
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Ballston Tower

671 N. Glebe Rd, Suite 800

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                           Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 16, 2019.  Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934.  At the meeting, holders of the Company’s stock were asked (1) to elect ten directors to serve until the 2020 Annual Meeting of Stockholders and until their successors are elected and qualified, (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019, and (3) to cast a non-binding, advisory vote upon the compensation of executive officers of the Company, as described in the Company’s proxy statement.

Each share of common stock was entitled to one vote with respect to matters submitted to a vote of the Company’s stockholders, and the voting results reported below are final.

Proposal 1

Each of the Company’s nominees for director as listed in the proxy statement was re-elected as shown in the table below.

Nominee:	Votes “For”	Votes “Against”	Abstentions	Broker Non-votes
Glyn F. Aeppel	116,519,228	5,450,883	43,838	3,847,134
Terry S. Brown	115,605,958	6,362,581	45,410	3,847,134
Alan B. Buckelew	120,653,480	1,315,198	45,271	3,847,134
Ronald L. Havner, Jr.	114,551,778	7,420,759	41,412	3,847,134
Stephen P. Hills	120,640,575	1,326,977	46,397	3,847,134
Richard J. Lieb	116,005,656	5,961,914	46,379	3,847,134
Timothy J. Naughton	110,429,663	7,764,217	3,820,069	3,847,134
H. Jay Sarles	107,563,757	14,403,740	46,452	3,847,134
Susan Swanezy	120,665,942	1,308,851	39,156	3,847,134
W. Edward Walter	114,715,746	7,251,838	46,365	3,847,134

With the retirement of Peter S. Rummell from the Board of Directors effective as of the date of the Annual Meeting, the Board voted to decrease the size of the Board to ten directors.

Proposal 2

Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2019. 124,078,332 votes were cast in favor of ratifying the selection of Ernst & Young LLP, 1,744,110 votes were cast against, and there were 38,641 abstentions.  There were no broker non-votes with respect to Proposal 2.

Proposal 3

Stockholders approved the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K. 115,483,318 votes were cast in favor of approval of such compensation, 6,444,953 votes were cast against, and there were 85,678 abstentions. There were 3,847,134 broker non-votes with respect to Proposal 3.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: May 20, 2019	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer